                                                                Exhibit 10.9(l)


                     ENGLISH VERSION OF THE LEASE AGREEMENT
              TO BE EXECUTED BY AND BETWEEN SANTIAGO NORTE,  S. A.
           INDUSTRIAL PARK (PISANO) AND TIMBERLAND DOMINICANA, S. A.


BETWEEN:

SANTIAGO  NORTE,  S. A. (PISANO) INDUSTRIAL PARK,  a  corporation organized and existing under Dominican laws, with main offices at the  section of Ingenio Abajo, Santiago, duly represented  herein by  Engineer Jeannette Dominga Dominguez Aristy, a Dominican,  of

legal  age,  married,  an  agricultural engineer,  domiciled  and residing  in  Santiago de los Caballeros, bearer of  Personal  ID

Card  No. 76147 Series 31, duly renewed, in his capacity as  Vice

President   of  the  Board  of  Directors,  to  be  referred   to

hereinafter as "PISANO", Party of the First Part;  and



TIMBERLAND DOMINICANA, S. A., a company duly organized under  the laws  of  the Dominican Republic, with offices at No. 52  Mustafa

Kemal  Ataturk  Street  in  the city of Santo  Domingo,  National

District,  duly represented herein by Mister Edmond John  Feeley,

an  American,  of  legal age, married, bearer  of  U.S.  Passport

No.012601897,  in virtue of the First Resolution  passed  by  the

Board  of  Directors of the corporation on June 29, 1993,  to  be referred to hereinafter as "LESSEE", Party of the Second Part.



Before  formulating  the  lease herein,  the  parties  state  the following:

     a.  PISANO is in charge of the technical and operational

management  of  a  Free Exportation Zone at  Km.  7  1/2  of  the

Santiago-Navarrete Highway which operates under the name of "Zona

Franca Santiago-Navarrete", and is ruled by the provisions of Law

8-90 of January 15, l990 to promote the establishment of new free zones  and the growth of existing ones, the organization of which was  duly  approved by virtue of Executive Decree  No.  27-92  of

January 17, l992; and ratified by virtue of an agreement executed with the Dominican State on December 17, l992.



      b.   LESSEE has applied to PISANO after due compliance with

all  appropriate  requirements to  set  up  an  industry  at  the

Santiago Norte Industrial Park (to be referred to herein  as  the

PARK)  in order to operate a business  engaged in the manufacture and exportation of footwear and leather articles in general under the provisions of said Law 8-90, of the provisions herein and the

Regulation  that  is attached as Schedule A to be  deemed  as  an integral part hereof;



Therefore, and in the understanding that the above preamble is to be deemed an integral part hereof,



                THE FOLLOWING HAS BEEN AGREED AND ENTERED INTO:


FIRST:   PISANO leases LESSEE hereby, and LESSEE agrees to  lease

the real estate described below for the price, term and under the conditions provided hereunder:


     A one story type A-I building marked as number 2, located on Lot No.
60-Ref.-A-7 of  Cadaster  District  161   in   the Municipality of Santiago,
having a height of 20 feet on the sides and 25 feet in the center, concrete block walls, reinforced concrete flooring to bear a strength of up to 15 PSI (feet per square inch) a steel frame supported by reinforced concrete columns, gauge 26 aluzinc sheet roofing, aluminum windows, a pinewood and glass door at the entrance, and a loading and unloading ramp in the front of the building, which building includes the following inner areas, according to the blueprints attached hereto as Schedule B to be deemed as an integral part hereof, to wit:

     Work Area                : 13,893.82 square feet
     Rest Rooms Area          :    380.30 square feet
     Office Area              :  1,328.86 square feet
     Emergency Plant Housing  :    269.00 square feet
     Mess room Area           :  1,883.00 square feet
                     TOTAL    : 17,754.98 SQUARE FEET

Paragraph:  The parties herein agree hereby that formal  delivery and  reception of premises shall take place on June 30, l993. The forty-five (45) day period of grace that has been given to LESSEE to  set  up  the equipment and machinery , a period during  which

LESSEE  shall pay no rent at all, shall begin to count as of  the date of said delivery; consequently, the first payment on account of monthly rent is to be made on August 14, l993 according to the provisions of Article Third hereinbelow.


Furthermore,  the  parties herein agree hereby  that  during  the first three (3) years of this lease, LESSEE shall pay no rent  at all  on  account of the area provided for the construction  of  a

mezzanine   allowing  for  the  expansion  of  the  manufacturing

operations in the leased premises.

In  the  event  LESSEE decided to expand its business  operations during  the  term  hereof,  an additional  rental  equivalent  to seventy percent (70%) of the original rental price shall be  paid to PISANO on account of the working area exclusively.


SECOND:  The lease herein shall be for a term of three (3)  years

as  of  the date of the satisfactory delivery to LESSEE   of  the

building  leased hereunder, which is to take place  on  June  30,

l993,  and  shall  end  automatically on June  30,  l996,  LESSEE undertaking hereby to pay the monthly rental price until delivery of premises to PISANO, were said delivery to take place after the term agreed hereunder.


Notwithstanding  the  above, LESSEE may  have  the  lease  herein renewed  for  an  additional period of two (2)  years,  provided,

however,  the following were to take place: a) Both parties  were to  agree  on  the  rental  price to be  paid  for  the  non-used available  space (mezzanine) in the event LESSEE decided  not  to expand its operations. Such a payment shall begin to be made upon the  start  of  the two (2) year period of renewal of  the  lease herein; b) LESSEE were to give PISANO one hundred and eighty

(180) days' notice of its interest in renewing the lease prior to the expiration of the original  three-year (3) period stated

above.  In this event the monthly rental price shall be

determined according to the procedure stated in article third herein.


In  the  eventual  case LESSEE were compelled  to  terminate  the agreement thorugh no fault of  PISANO's before the expiration  of the term agreed on, a penalty amounting to six (6) months' rental price  shall be paid to PISANO.  Sixty (60) days' advance  notice of  any  such termination shall be given to PISANO.  In any  such case the provisions in article fourth herein shall be applied  to the guarantee deposit.


It  is expressly agreed by the parties that LESSEE may not assign or  sub-lease  in  whole or in part its rights  over  the  rented premises  as  provided hereunder without the  prior  and  written consent  of  PISANO, except when assignee or sub-lessee  were  an affiliate or subsidiary of the parent company of LESSEE, in which case  LESSEE shall advise PISANO its intent to assign  the  lease and shall submit PISANO all relevant documentation evidencing the affiliate or subsidiary character of any such new lessee.  PISANO shall  if appropriate, execute within a term not to exceed thirty

(30)  days  a new lease with the new lessee under the same  terms and conditions herein and for the remaining period of its term.


Respecting  the assignment of the rights of LESSEE hereunder  and except in the event above foreseen concerning an assignee or sub-

lessee  which  were  an  affiliate or subsidiary  of  the  parent company  of LESSEE prior due authorization by PISANO,  the  terms and conditions  of the  new  lease shall be  those applicable  to
new  lessees   at  the   time of  the  execution   of   the   new

lease.  Any assignees shall be duly authorized to operate at  the

Santiago   Norte  Industrial  Park  and  must  have  been   rated

accordingly under Law No. 8-90 on free zones.  In no  case  shall

LESSEE  claim  to  be entitled to any rights  acquired  over  the building or on account of any goodwill gained.


THIRD:   The basic price agreed on under this lease is of US$0.23

(twenty-three cents of a dollar) per square foot per month,  that is  to  say, a monthly rental price of US$4,083.64 (four thousand and  eighty  three dollars and sixty-four cents) to  be  paid  in advance  at  the  offices of PISANO with no  need  of  any  prior requirement at all.


It  is hereby agreed, however, that said basic price shall remain subject  to  an  annual increase conmensurate with  the  rate  of inflation  in the United States of America on the basis  of  each calendar year, i.e., from January to December each year as of the year  l994,  using  the  official report  of  the  Department  of

Commerce of the United States as source for the determination  of said inflation rate.


In  order  to  precisely determine the adjustment increase  above stated  and  its application hereto, an illustrative  example  is given in the Internal Regulations.


PISANO accepts, states and acknowledges that LESSEE, in its capacity as free zone enterprise is under the obligation to exchange  foreign currency through commercial banks to cover  the price  of  the  lease  and  the cost  of  services,  PISANO  thus undertaking to exchange any considerations paid in dollars of the

United  States  of  America  (US$)  that  were  received  through commercial banks hereunder, and to deliver LESSEE such  documents as  evidenced that any such exchange has been made on  behalf  of

LESSEE  within a term not to exceed thirty (30) days  as  of  the date  each  payment were made.  The parties  herein agree  hereby that  were Law 8-90 of l990 and law 26l of l964 to be amended  so as  to allow payment in United States dollars (US$) and free zone enterprises  were relased from their dollar exchange  obligation,

the provisions herein shall remain without effect.


Paragraph.  In case of failure to effect a monthly rental payment

on   the   date  provided  herein  or  were  any  other  monetary

obligations to become overdue, interest shall accrue  thereon  at the  rate  of one percent (l%) per month and/or fraction thereof,

such  interest to be charged to LESSEE automatically and  without need of any prior advice thereof.


FOURTH:    LESSEE  shall  deliver  PISANO  a  guarantee   deposit

amounting  to  six  (6)  months' rental payment,  or  TWENTY-FOUR

THOUSAND, FIVE HUNDRED AND ONE U.S. DOLLARS AND EIGHTY-FOUR CENTS

(US$24,50l.84) to be delivered to PISANO in U.S. dollars in the

following  manner:   a)  Fifty (50%)  percent  at  the  execution
hereof;  b)  Fifty  (50%) percent l80 days  after  the  execution hereof,  such a term to become due on December twenty-nine  (29),

l993.


The  exchange  obligation foreseen in article  third  hereinabove shall  apply to such considerations as were delivered as deposit;

thus,  LESSEE  expressly acknowledges hereby  that  any  eventual reimbursement  of  any considerations delivered  as  deposit,  if appropriate,  shall  be necessarily made in Dominican  pesos  for such  amounts  as  were  evidenced by  the  appropriate  exchange receipts delivered on account of the two installments provided in this article.


Such deposit as is provided herein shall be returned to LESSEE as above  stated  not later than sixty (60) days as of  delivery  by

LESSEE and reception by PISANO of the leased premises, except for any  deductions that may be applied to said deposit, which  would be the following:


     A.  Any maintenance repairs that had not been made by LESSEE during  the  term hereof or any repairs that needed  to  be  made because  of  damages  to the rented premises resulting  from  the fault of LESSEE.


      B.  Any considerations owed by LESSEE on account of any  of the services listed in article fifth hereof.

     C.  Any interest accruing over any considerations owed.


It  is understood that LESSEE shall not be entitled to offset any amounts  given  in  deposit against any rental payments  owed  by

LESSEE  and  any such considerations or fractions  thereof  shall remain  for  the  benefit of PISANO in the event LESSEE  did  not begin its business operations within the term of one hundred  and twenty  (120)  days  following its being rated  as  a  free  zone enterprise as stated in article sixth hereof, except in  case  of force  majeure duly verified by the parties or for  causes  which were not the fault of LESSEE, in which event the above term shall be  suspended  but  in  no  case shall LESSEE  be  released  from complying  with each and every one of its obligations  hereunder,

specially  as  to  the  monthly payment of  the  rental  and  the maintenance price.



It  is further understood that the deposit obligation provided in article fourth hereinabove is not to be deemed as a limitation of the liability of LESSEE and that, consequently, in the event of



default   by  LESSEE  damages  may be  claimed  by PISANO  for  a

consideration in excess of said deposit, PISANO being entitled to claim any additional values that may considered appropriate as  a fair compensation of any direct or indirect damages that may have been caused by LESSEE.

FIFTH:   PISANO  shall  provide LESSEE the  direct  and  indirect

services listed below:



     Direct services

     a. Watchmen.

     b. Garbage collection

     c. Water supply

     d. Van parking.

     e. Sewer and drainage.



     Indirect services:

     a. Street lighting

     b. Health Clinic

     c. Cafeteria-Messroom.

     d. Customs clearances.

     e. Audio and data communications network; and

     f. Electric Power networks.




LESSEE  acknowledges hereby respecting the above  basic  services that  same shall be provided as stated in the Regulations  ruling leases in the PARK which are attached hereto as an integral  part hereof.



Paragraph  I.    It  is expressly agreed that PISANO  shall  make

LESSEE a monthly charge which LESSEE accepts, amounting to  seven percent (7%) of the monthly rental price of the lease as provided in article third hereinabove, on account of providing the direct services of watchmen, garbage collection, street lighting,  sewer and drainage and the payment of the personnel working at customs,

the  LESSEE  undertaking hereby to pay the above  services  on  a monthly  basis with no delay whatever, in the understanding  that

the   rates  for  such  services  shall  be  reviewed  for  their adjustment  as often as necessary.  However, the direct  services of  water supply and van parking shall be charged as provided  in the rates stated in the internal rules.



Paragraph  II.   Any considerations due and remaining  unpaid  on

account  of the above services shall accrue interest at the  rate of  one  (l%)  percent per month and/or fraction thereof,and  any such amounts overdue shall be deemed to be a breach hereto.





SIXTH:   LESSEE herein shall be solely authorized to set  up  and

operate in the PARK such business as were provided in the  rating application submitted or in the authorization granted,  and  that industrial  operations shall be started  within  a  term  not  to exceed  one  hundred and twenty (120) days as  of  securing  said authorization  or rating as free zone enterprise, except  in  the event of force majeure duly verified or for causes that were not the fault of LESSEE, in which event such a term shall be suspended;  however, LESSEE shall in no event  be  released  from compliance  with each and every one of its obligations hereunder,

specifically  the  obligation  to  pay  the  monthly  rental  and maintenance price.



Paragraph I.  In the event LESSEE were unable to secure within  a term  of  one  hundred and twenty (120) days as of  the  date  of delivery  of  the  leased  premises,  its  rating  as  free  zone enterprise  due  to  force majeure or without  fault,  the  lease herein  shall  be automatically terminated with no liability  for the  parties,  and LESSEE shall effect delivery of  the  premises

within   a  term  of  thirty  (30)  days.   The  parties   herein

acknowledge  hereby that in the event foreseen in this  paragraph

LESSEE shall pay PISANO such rental price as shall cover the time

during   which  LESSEE  shall  have  effectively  occupied   such

premises,  while  PISANO  shall effect delivery  of  the  deposit

amount   provided  in  article  fourth  hereinabove  after   duly

effecting whatever deductions were appropriate.


Paragraph  II.   It is expressly agreed that were  LESSEE  to  be

cancelled  its free zone rating under Law 8-90 due to  its  fault duly  proven, LESSEE shall be under the obligation to vacate  and deliver  PISANO the rented premises within a term of ninety  (90)

days  as  of the date of any such cancellation, LESSEE  therefore losing its right to reimbursement of the guarantee deposit provided in article Foue hereinabove and being compelled to pay the  penalty foreseen in article second hereinabove, as  well  as the  monthly  rental price up until the time it were to  actually and  effectively  vacate and deliver the rented premises, without prejudice of any other damages as appropriate.



Paragraph III.  It is understood by the parties that LESSEE shall as  soon  as possible deposit in the offices of PISANO a copy  of such documentation as was used in support of its free zone rating application, and a copy of the Resolution by the National Council of Free Zones within a term of thirty (30) days as of the date of said Resolution.



SEVENTH:   LESSEE   shall be  entitled  to   withdraw   upon  the

expiration hereof, such equiment as had been installed by  LESSEE in the rented premises prior authorization by the General Customs

Directorate,   provided  it shall  leave  the  premises   in  the

same  condition  as  they  were  found,  provided,  however,  any improvements introduced by LESSEE shall remain for the benefit of

PISANO with no compensation whatever.



EIGHTH:   LESSEE  shall at its own expense  maintain  the  rented

premises  in  good state  of  upkeep, thus  undertaking all  such maintenance repairs as were required therefor, as well as such as were necessary to repair any damages resulting from the fault  of

LESSEE.



It  is  understood  that  LESSEE shall  not  be  responsible  for repairing any damages resulting from hidden or structural defects in the rented premises.



Twelve   (12)   months   after  delivery  of  the  premises,  all

expenditures  on  account of disrepairs to floorings,  doors  and windows shall be covered by LESSEE.



NINTH:   LESSEE  undertakes  to  secure  insurance  policies  and

maintain them in force so as to cover the rented premises against risks,  such policies to name PISANO as beneficiary, securing  as well  third  party liability insurance covering both  individuals

and   property  inside   the   premises  as   provided   in   the

Regulations attached hereto.



LESSEE  furhter acknowledges the convenience for its business  of

securing   insurance  against  any  risk  or   losses   involving

machinery,  equipment, raw materials, finished  goods  and  other items making up the assets of the business.



TENTH:   Except for the two (2) year renewal option  provided  in

Article  Second (2) hereinabove, the parties herein agree  hereby that this lease may not be tacitly extended. In the event LESSEE desired to renew the lease after its agreed three (3) year term

of   duration    and  the   two  (2)  year   extension   provided

hereinabaove,  PISANO shall be given written advice  thereof  one hundred and eighty (180) days before the time of said expiration.

Any such renewal shall be approved through an agreement signed by both parties herein.



ELEVENTH:   It  is  expressly agreed that the working  conditions

prevailing  in  the  leased  premises  shall  abide  by  all such regulations and rules on health, industrial safety and others  as have been provided by the Departments of Labor, Public Health and other interested agencies.



TWELFTH:   It  is  expressly agreed hereunder that  the  business

operations  of LESSEE shall be of a continuous nature; therefore,

any  temporary  suspension of business in  excess  of  seven  (7)

working  days  shall be advised in writing to PISANO  within  the

next  twenty-four  (24)  hours after any  such  suspension.   Any

discontinuance of business shall be duly justified by  LESSEE  to

PISANO  whether  due  to  monetary, market,  financial  or  labor reasons, and in this latter instance, due authorization  must  be secured from the Secretariat of Labor.




LESSEE herein acknowledges hereby that in the event of any suspension of business as above stated in no case shall LESSEE be

released  from  complying  with  each  and  every  one   of   its

obligations hereunder. Similarly, LESSEE herein acknowledges that the  basic  aim of Law 8-90 on industrial free zones under  which terms  it  is operating in the Dominican Republic is the creation of  permanent  sources of work.  In the event of  any  suspension lasting  over  six  (6) months in a given calendar  year,  PISANO shall be entitled to file for the termination hereof.



THIRTEENTH:   In  the  event  of incompliance  with  any  of  the

obligations  of LESSEE hereunder, PISANO shall advise  LESSEE  of

any   such   incompliance   through   certified   letter   return

receipt

requested  or through bailiff's notice, therein giving  LESSEE  a thirty (30) day term to remedy any such incompliance.



Were  LESSEE  to ignore any such communication, PISANO  shall  be entitled  to demand the termination hereof further claiming  such damages as might result from any such incompliance.



FOURTEENTH:    LESSEE  shall  repay  PISANO  all   administrative

expenditures  incurred in drawing, executing and  notarizing  the lease  herein,  such  expenses amounting  to  ONE  THOUSAND,  TWO

HUNDRED AND FIFTY UNITED STATES DOLLARS (US$1,250.00).

Paragraph.   In  the event PISANO had to retain the  professional

services of an office of attorneys due to incompliance by  LESSEE with  any  of  its obligations hereunder, LESSEE shall  reimburse

PISANO all  expenses and reasonable attorneys' fees incurred.



FIFTEENTH:  The parties herein expressly agree hereby that in the event  of  any  disagreements or lawsuits  respecting  the  lease herein,  same  shall be submitted to Dominican courts,  waivering their  right to resort to any other courts that may be  empowered

to  hear  said  disagreements or lawsuits.   Furthermore,  it  is

agreed  that for anything not specially contemplated herein,  the parties shall abide by the provisions of Dominican laws.



SIXTEENTH:   For  all  the purposes and consequences  hereof  the

parties  elect their domiciles as follows: PISANO,  at  its  main offices at Parque Industrial Santiago Norte, and LESSEE,  at  the

law  offices   of  PEREYRA  &  BIAGGI, located  at   52   Mustafa

Kemal

Ataturk    St.  in   the   city  of   Santo   Domingo,   National

District,  Dominican Republic, where LESSEE shall be  served  any legal or extra legal documents concerning the execution hereof.



SEVENTEENTH:   The  parties  herein  agree  hereby  to   adscribe

territorial  jurisdiction to any of the following courts  in  the event of any differences between then:

      A)   For  any  matters  falling under the  jurisdiction  or

ratione  materiae of a court of peace, to the Court of  Peace  of the Third Circumscription of the Municipality of Santiago.



      B)   For  any  matters  falling under the  jurisdiction  or

ratione  materiae of a Court of First Instance, to the Civil  and

Commercial Chamber  of the  Second  Circumscription of the  Court

of  First Instance of the Judicial District of Santiago.



EIGHTEENTH:  This   agreement  has  been  executed  in  both  the

Spanish  and  English  languages.  The parties  herein  expressly agree that in case of any interpretation controversy, the Spanish version will prevail.



Executed  and signed in two originals having the same  tenor  and effect,  one for each one of the parties, in the city of Santiago de  los Caballeros, Dominican Republic, on the twenty ninth  (29)

day  of  the  month  of June, nineteen hundred  and  ninety-three

(l993).



                /s/ Jeannette Dominga Dominguez Aristy

                PARQUE INDUSTRIAL SANTIAGO NORTE, S. A. (PISANO)
                  (by) Eng. Jeannette Dominga Dominguez Aristy
                    Vice President of the Board of Directors


                          /s/ Edmund John Feeley
                          TIMBERLAND DOMINICANA, S. A.
                            (by)  Edmond John Feeley